Exhibit 32.1

CERTIFICATION OF PERIODIC REPORT

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Daymon Bodard, President, Chief Executive Officer and Chief Financial Officer of Nova Energy, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:

(1)

the Quarterly Report on Form 10-Q of the Company for the fiscal quarter ended March 31, 2009 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78 o(d)); and

(2)

the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  May 12, 2009

/s/ Daymon Bodard

Daymon Bodard

President, Chief Executive Officer and

Chief Financial Officer

(Principal Executive Officer and

Principal Financial Officer)

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act has been furnished to Nova Energy, Inc. and will be retained by Nova Energy, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.